UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2007

May 30, 2007

To Our Shareholders,

Every six months we report to shareholders.  Our reports contain performance information, a review of the capital markets and our take on important issues of the day.  As we began to prepare this letter, we reflected on our past reports to you and focused on the frequency of the reports.  In some ways, a report every three months (which is required of many operating companies) is too frequent for a mutual fund and an annual report is too infrequent.  So maybe semi-annual reporting is just right.

This is our ninth report to shareholders.  As we have grown and matured, some of our shareholders are very new to us and some have been aboard since the very beginning.  Even with varying starting dates, we thought it would be helpful to review the semi-annual performance of the Conestoga Small Cap Fund’s since its inception.  Below you will find the Fund’s performance numbers, with each return adjusted for any dividend or capital gains distributions:

•

Six months through March 31, 2003

  0.54%

•

Six months through September 30, 2003

22.31%

•

Fiscal Year ended September 30, 2003

22.97%

•

Six months through March 31, 2004

 18.16%

•

Six months through September 30, 2004

   5.17%

•

Fiscal Year ended September 30, 2004

24.27%

•

Six months through March 31, 2005

  3.74%

•

Six months through September 30, 2005

  8.29%

•

Fiscal Year ended September 30, 2005

12.35%

•

Six months through March 31, 2006

15.28%

•

Six months through September 30, 2006

 -7.71%

•

Fiscal Year ended September 30, 2006

  6.40%

•

Six months through March 31, 2007

  6.75%

•

Total Annualized Return since inception

16.00%

We are extremely pleased that since the Fund’s inception, we have had only one six-month period where shareholders experienced a decline in value and no fiscal year periods where returns were negative.

Morningstar, a company specializing in the evaluation of mutual funds, states that the Conestoga Small Cap Fund has “Below Average” risk.  Generating a long-term (4½ years) annualized investment return of 16% with below average risk is very gratifying to us.  Certainly, we would like to rank higher in the return category, but not if it means that we have to expose our shareholders to greater portfolio risk.

A full report by the Fund’s Portfolio Managers follows this letter and provides useful insight that should be valuable to shareholders.  Please take a minute to review the comments by Bill Martindale and Bob Mitchell, the Portfolio Managers of the Fund.

FUND GROWTH

As the March period drew to a close, we saw Fund assets increase to $24.7 million, up 34% from the September 30, 2006 level and 82% higher than the level of March 31, 2006.   The number of shareholders increased about 10% from the September 2006 level and 26% from the prior year levels.  We had 231 shareholders at the end of March 2007.  The average investment per shareholder increased 44% from September 2006 to $107,086 on March 31, 2007.  In March 2006, the average investment per shareholder was $74,406.

Not Part of the Semi-Annual Report to Shareholders

Our shareholder base continues to be highly institutionally-oriented.  Our largest shareholder is a regional bank in Pennsylvania, and they hold on behalf of their customers approximately 38% of the Fund’s shares.  Two other Pennsylvania banks own collectively about 10% of the Fund’s shares for their clients, and a university in Illinois owned about 7% of the Fund on March 31, 2007.

We highlight these ownership figures so that you can get a sense of the type of investors investing in your Fund.  Our investor’s are long-term oriented, they enjoy the higher returns typically found in small cap investing, but like the lower risk provided by the Conestoga Small Cap Fund.

FEES

In very late December 2006, the expense ratio of the Fund was contractually lowered to an annualized rate of 1.10%, which will remain in effect until at least January 29, 2008.  Prior to the contractual limitation, the expense ratio had been 1.30%.  As the Fund grows, we hope that we can continue to enjoy the benefits of size. Unfortunately since the Fund began its operations in October 2002, many additional charges have been levied on mutual fund companies, making it extremely difficult to realize savings which can be passed on to our shareholders.  Nonetheless, we are convinced that we can continue to provide high value to Conestoga Small Cap Fund shareholders.

DEVELOPMENTS AT CONESTOGA CAPITAL ADVISORS

Just as the Conestoga Small Cap Fund has prospered since its inception, the Fund’s Adviser, Conestoga Capital Advisors, LLC, (CCA), has grown substantially since it began in July 2001.  Including assets of the Fund, our Adviser now manages approximately $300 million.  With this growth has come the addition of new talent, who are becoming owners of CCA.

Under SEC requirements, the current advisory agreement between the Fund and the Adviser provides for automatic termination in the event of its assignment.  The term “assignment” has been defined to include any transfer of 25% or more of the Adviser's outstanding voting securities.  It is probable that in early 2008, certain stockholders of the Adviser will decrease ownership below 25%, and/or increase ownership above 25%, thereby terminating the current advisory agreement.  Thus, even though the business of the Adviser will continue to operate in the same manner, and the services to be provided to the Fund by the Adviser will be the same as at present, a new advisory agreement must receive the requisite statutory approval by the Fund’s Board of Trustees, as well as by a majority of the outstanding voting securities of the Fund.  Accordingly, it is anticipated that later this year, shareholders of the Fund will be asked to approve a new advisory agreement which will replace the current advisory agreement.

The change of ownership which is expected to take place will in no way impact the portfolio management of the Fund.  Bill Martindale and Bob Mitchell will continue to manage the portfolio just as they have been doing since inception.  Fundamental investment policies will remain as they are now, and the security selection and monitoring process will stay the same.

The change of ownership is allowing some of the younger members of the Adviser to increase their ownership in the firm, which will benefit everyone concerned.

W. Christopher Maxwell

Chairman and Chief Executive Officer

The Conestoga Funds

Not Part of the Semi-Annual Report to Shareholders

March 30, 2007

Dear Fellow Shareholders,

U.S. equities ended 2006 with a very strong fourth quarter and markets continued higher in the first quarter of 2007, although increasing signs of volatility did arise as the New Year began.  Economic data continued to show an economy growing at a modest rate, and many forecasters spoke of the “Goldilocks” environment, an economy neither too hot nor too cold.  Earnings for U.S. companies continued strong, exceeding may expectations in the first quarter.  The markets encountered some turbulence in late February as the Chinese stock market fell over 8% in one day, and as a result, the US and European markets fell sharply.  Shortly thereafter, investors learned that many sub-prime lending firms were experiencing much larger than expected default rates from their borrowers.  Several sub-prime lending firms in turn defaulted on their loans to major Wall Street banks, raising fears that problems with less-qualified homeowners coupled with a weakened housing market could create a long-term hangover in the economy.

Despite these challenges, stocks did post positive returns for the six-month period ended March 31, 2007.  The Fund faced a challenging investment environment given our high-quality growth bias in selecting stocks for the Fund.  The Fund’s returns are given below, along with comparable small cap indices which reveal the disparity of returns between Growth stocks and Value Stocks.  As can be seen, while Growth stocks delivered a modestly better return than Value stocks in the first quarter of 2007, the longer-term extreme outperformance of Value over Growth is very apparent:

Table 1: Fund and Index Returns*

Index	Trailing 3 Months	Trailing 6 Months	Trailing 1 Year	Trailing 3 Years	Since Inception (10/01/2002)
Conestoga Small Cap Fund	2.39%	6.75%	-1.48%	10.30%	16.01%
Russell 2000	1.95%	11.02%	5.91%	12.00%	20.33%
Russell 2000 Growth	2.48%	11.42%	1.56%	9.41%	18.92%
Russell 2000 Value	1.46%	10.62%	10.38%	14.47%	21.65%

*Source: Russell Investment Group.  Three and Five Year Periods are Annualized.

While the extended outperformance of Value over Growth and lower-quality over high-quality has impacted the Fund’s returns, we have also encountered several disappointments in the stocks we have selected which have also caused performance to lag the benchmarks.  In the fourth quarter, Select Comfort Corp. (SCSS), Lo-Jack Corp. (LOJN) and Raven Industries Inc. (RAVN) all produced disappointing results and dragged performance relative to the Russell 2000 and the Russell 2000 Growth.  SCSS announced lower than expected sales in September, and then lowered 4Q06 earnings guidance in December.  LOJN came under pressure as the CEO resigned for personal reasons, and investors’ confidence was shaken.  RAVN’s weaker sales and higher-than-expected capital expenditures reduced earnings.

Stock selection was stronger in the Financial Services, Other Energy and Technology sectors.  Within Financial Services, the Fund benefited from the private equity buyout of Kronos Inc. (KRON).  It has been over a year since one of the Fund’s position has been taken out; we have speculated that this may be somewhat related to the huge inflows of new capital to private equity firms, and that this in turn raises the market capitalization of the companies they target for buyouts.  The buyout price of KRON represented a

Not Part of the Semi-Annual Report to Shareholders

significant premium over its trading range earlier in the quarter.  Within Technology, a number of companies continued to deliver strong earnings growth, most notably II-VI Inc. (IIVI), Ansoft Inc. (ANST), Blackboard Inc. (BBBB), Ansys Inc. (ANSS) and Innovative Solutions & Support Inc. (ISSC).  Within Other Energy, the portfolio benefited from a strong rebound by Carbo Ceramics Inc. (CRR), which jumped on strong earnings.

Our outlook for small capitalization stocks remains much in line with our annual letter to shareholders in 2006.  Equities have continued to benefit from the economic recovery after the 2000-2002 bear market.  Value stocks and low-quality companies have gained the most from this recovery, as earnings growth coupled with lower volatility and ample access to credit has created an environment in which weaker and lower-quality companies can succeed.  Investors continue to seek higher returns to meet their long-term objectives, and the low volatility environment creates higher returns in more speculative investments (emerging markets, high yield bonds, etc.).  Small capitalization companies are now operating at peak margins, and will need continued revenue growth to continue the multi-year run of ever expanding earnings.  The premium that investors are willing to pay for high-quality growth relative to lower quality and value is extremely compressed.  We do not believe small cap stocks are “priced for perfection”, but we do believe that an increase in economic or geo-political uncertainty, market volatility, or interest rates could prove difficult for many stocks.  Our style, which has lagged the market since the recovery beginning in 2003, remains focused on higher-quality companies – companies with: (1) earnings, (2) sustainable earnings growth rates, (3) business models to capture the returns for shareholders, (4) low levels of debt, and (5) company managements that are also shareholders.  This style feels a bit like the tortoise versus the hare in today’s environment, but we firmly believe that our clients’ portfolios will benefit from a long-term investment approach as we move through more uncertain economic times.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Portfolio Manager

Portfolio Manager

Not Part of the Semi-Annual Report to Shareholders

CONESTOGA SMALL CAP FUND

Expense Example (Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2006 through March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2006
	October 1, 2006	March 31, 2007	to March 31, 2007

Actual	$1,000.00	$1,067.46	$6.24
Hypothetical	$1,000.00	$1,018.90	$6.09
(5% Annual Return before expenses)

Conestoga Small Cap Fund:

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period). The expense ratio was 1.35% from October 1, 2006 to December 28, 2006 and was 1.10% from December 29, 2006 to March 31, 2007.

CONESTOGA SMALL CAP FUND

Securities Holdings by Industry Sector

March 31, 2007 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2007 were $24,736,772.

Net Cash
4.74%
Auto & Transportation
4.67%
Other
3.40%
Computer Services
6.10%
Technology
19.06%
Consumer Discretionary
14.43%
Producer Durables
5.74%
Financial Services
13.14%
Other Energy
4.33%
Materials and Processing
5.03%
Machinery
2.28%
Healthcare
17.08%

CONESTOGA SMALL CAP FUND
Schedule of Investments
March 31, 2007 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Auto and Transportation

Recreational Vehicles and Boats
19,000	Winnebago Industries, Inc.	638,970	2.58%
Truckers
29,001	Knight Transportation, Inc.	516,798	2.09%

	Auto and Transportation Sector Total	1,155,768	4.67%

Computer Services

Software & Systems
23,800	Ansoft Corp. *	753,032	3.04%
31,000	Blackbaud, Inc.	757,020	3.06%

	Computer Services Sector Total	1,510,052	6.10%

Consumer Discretionary

Consumer Products
26,000	Select Confort Corp. *	462,800	1.88%
Commercial Services
12,000	The Advisory Board Co. *	607,440	2.46%
Electronics
31,000	Lojack Corp. *	588,380	2.38%
Leisure Time
8,100	Pool Corp.	289,980	1.17%
Services Commercial
11,350	Ritchie Bros Auctioneers Inc.	664,202	2.68%
26,000	Rollins Inc.	598,260	2.42%
Services Commercial Industry Total		1,262,462	5.10%
Shoes
17,500	Iconix Brand Group, Inc. *	357,000	1.44%

	Consumer Discretionary Sector Total	3,568,062	14.43%
7
*Non-income Producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Schedule of Investments
March 31, 2007 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Financial Services

Banks
21,750	Boston Private Financial Holdings, Inc.	607,260	2.45%
15,000	PrivateBancorp, Inc.	548,400	2.22%
Banks Industry Total		1,155,660	4.67%
Finance Companies
13,000	World Acceptance Corp. *	519,350	2.10%
Financial Information Services
10,250	FactSet Research Systems Inc.	644,212	2.60%
Financial Miscellaneous
24,000	Financial Federal Corp.	631,680	2.56%
7,000	TSX Group Inc. *	298,757	1.21%
Financial Miscellaneous Industry Total		930,437	3.77%

	Financial Services Sector Total	3,249,659	13.14%

Healthcare

Bio-Technology Research and Production
12,500	Integra Lifesciences Holdings Co. *	569,750	2.30%
16,500	Kensey Nash Corp. *	503,250	2.03%
Bio-Technology Research and Production Industry Total		1,073,000	4.33%
Healthcare Management Services
26,000	Computer Programs & Systems, Inc.	697,320	2.82%
Healthcare Services
28,000	Psychemedics Corp.	473,480	1.91%
Medical and Dental Instruments and Supplies
12,450	Landauer, Inc.	628,476	2.55%
6,750	Mentor Corp.	310,500	1.26%
17,000	Surmodics, Inc. *	612,000	2.47%
7,550	TECHNE Corp. *	431,105	1.74%
Medical and Dental Instruments and Supplies Industry Total		1,982,081	8.02%

	Healthcare Sector Total	4,225,881	17.08%
8
*Non-income Producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Schedule of Investments
March 31, 2007 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Machinery

Construction & Handling
37,000	ASV, Inc. *	564,620	2.28%

	Machinery Sector Total	564,620	2.28%

Materials and Processing

Building Materials
21,500	Simpson Manufacturing Co., Inc.	663,060	2.69%
Metals & Minerals
19,500	AMCOL International Corp.	578,175	2.34%

	Materials and Processing Sector Total	1,241,235	5.03%

Other Energy

Oil: Crude Producers
10,000	St. Mary Land & Exploration Co.	366,800	1.48%
Machinery: Oil Well Equipment & Service
15,101	Carbo Ceramics Inc.	702,952	2.85%

	Other Energy Sector Total	1,069,752	4.33%

Producer Durables

Aerospace
8,100	Curtiss-Wright Corp.	312,174	1.26%
18,000	Innovative Solutions & Support, Inc. *	455,760	1.84%
Aerospace Industry Total		767,934	3.10%
Electrical Equipment & Components
14,000	Franklin Electric Co., Inc.	651,000	2.64%

	Producer Durables Sector Total	1,418,934	5.74%
9
*Non-income Producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Schedule of Investments
March 31, 2007 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Technology

Communications Technology
19,250	Avocent Corp. *	519,172	2.10%
31,650	Digi International Inc. *	401,955	1.62%
Communications Technology Industry Total		921,127	3.72%
Computer Technology
12,250	Quality Systems, Inc. *	490,000	1.98%
18,250	Rimage Corp. *	472,858	1.91%
Computer Technology Total		962,858	3.89%
Computer Services Software & Systems
13,225	Ansys, Inc. *	671,433	2.71%
24,750	Blackboard, Inc. *	832,342	3.36%
Consumer Services Software & Systems Total		1,503,775	6.07%
Electronics: Technology
18,350	Trimble Navigation Ltd. *	492,514	1.99%
24,750	II-VI, Inc. *	837,788	3.39%
Electronics Technology Total		1,330,302	5.38%

	Technology Sector Total	4,718,062	19.06%

Other

Multisector Companies
30,000	Raven Industries, Inc.	841,500	3.40%

	Total Other	841,500	3.40%
10
*Non-income Producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Schedule of Investments
March 31, 2007 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

TOTAL COMMON STOCKS
(Cost $20,273,709)		23,563,525	95.26%

SHORT-TERM INVESTMENTS
1,711,441	UMB Bank Money Market Fiduciary 3.72% **	1,711,441	6.92%
(Cost $1,711,441)		1,711,441	6.92%

TOTAL INVESTMENTS
(Cost $21,985,150)		25,274,966	102.18%

Liabilities in excess of other assets		(538,194)	-2.18%

TOTAL NET ASSETS		$24,736,772	100.00%
11
*Non-income Producing.
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Statement of Assets and Liabilities
March 31, 2007 (Unaudited)

Assets:
Investments at Value	$25,274,966
(Cost $21,985,150)
Receivables:
Dividends	17,091
Interest	3,844
Total Assets	25,295,901
Liabilities:
Payable for Securities Purchased	533,007
Management Fees	20,335
Trustee Fees	5,787
Total Liabilities	559,129
Net Assets	$24,736,772

Net Assets Consist of:
Paid-In-Capital	$21,213,433
Accumulated Undistributed Net Investment Loss	(10,940)
Accumulated Net Realized Gain on Investments	244,463
Net Unrealized Appreciation in Value of Investments	3,289,816
Net Assets, for 1,310,132 Shares Outstanding, Unlimited Number of	$24,736,772
Shares Authorized with a $0.001 Par Value
Net Asset Value Offering and Redemption Price
Per Share ($24,736,772/1,310,132 shares)	$18.88
12
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Statement of Operations
For the Six Months Ended March 31, 2007 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $331)	$99,152
Interest	17,043
Total investment income	116,195
Expenses:
Investment advisory fees	126,382
Trustees' fees and expenses	12,030
Total expenses	138,412
Less: Advisory fees waived	(11,277)
Net expenses	127,135

Net Investment Loss	(10,940)

Realized and unrealized gain on investments:
Net realized gain on investments	288,193
Net unrealized appreciation on investments	1,038,250
Net realized and unrealized gain on investments	1,326,443

Net increase in net assets resulting from operations	$1,315,503
13
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Statement of Changes in Net Assets
	(Unaudited)
	For the Six	For the Fiscal
	Months Ended	Year Ended
	3/31/2007	9/30/2006
Increase In Net Assets
From Operations:
Net investment loss	($10,940)	($35,516)
Net realized gain on investments	288,193	100,525
Net unrealized appreciation on investments	1,038,250	484,717
Net increase in net assets resulting from operations	1,315,503	549,726
Distributions to shareholders from:
Net realized capital gain	(72,268)	(114,944)
Total Distributions	(72,268)	(114,944)
From capital share transactions:
Proceeds from sale of shares	6,418,478	9,490,481
Shares issued on reinvestment of dividends	23,661	60,087
Cost of shares redeemed	(1,380,659)	(2,211,283)
Total Increase in net assets from Fund share transactions	5,061,480	7,339,285

Total Increase in net assets	6,304,715	7,774,067

Net Assets at Beginning of Year	18,432,057	10,657,990
Net Assets at End of Year	$24,736,772	$18,432,057
14
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND
Financial Highlights
Selected data for a share outstanding throughout each year:
	(Unaudited)
	For the Six		For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended
	3/31/2007		9/30/2006	9/30/2005	9/30/2004	9/30/2003 (a)

Net asset value - beginning of year	$17.75		$16.85	$15.26	$12.28	$10.00

Net investment loss (b)	(0.01)		(0.05)	(0.06)	(0.06)	(0.10)
Net realized and unrealized gains on investments	1.21		1.12	1.92	3.04	2.39
Total from investment operations	1.20		1.07	1.86	2.98	2.29

Distributions from net realized capital gains	(0.07)		(0.17)	(0.27)	0	(0.01)
Total distributions	(0.07)		(0.17)	(0.27)	0	(0.01)

Net asset value - end of year	$18.88		$17.75	$16.85	$15.26	$12.28

Total return	6.75%		6.40%	12.35%	24.27%	22.97%
Ratios/supplemental data
Net Assets - end of year (thousands)	24,737		26,206	18,432	4,463	2,896

Before waivers
Ratio of expenses to average net assets	1.32%	(c)	1.35%	1.35%	1.65%	1.54%
Ratio of net investment loss to average net assets	(0.21)%	(c)	(0.26)%	(0.35)%	(0.48)%	(0.85)%

After waivers
Ratio of expenses to average net assets	1.21%	(c)	1.35%	1.35%	1.60%	1.54%
Ratio of net investment loss to average net assets	(0.10)%	(c)	(0.26)%	(0.35)%	(0.43)%	(0.85)%

Portfolio turnover rate	8.32%		19.02%	23.95%	25.70%	32.43%

(a) Commencement of operations October 1, 2002.
(b) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(c) Annualized.
15
The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2007 (Unaudited)

Note 1.  Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002. The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund"). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve long-term growth of capital. The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.   All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2007 (Unaudited)

Note 2.  Summary of Significant Accounting Policies (Continued)

Net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes - The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Trust follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other - Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified to paid in capital.

Note 3.  Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund. Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.21% of average daily net assets of the Fund.  For the six months ended March 31, 2007, the Adviser earned advisory fees of $126,382.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2007 (Unaudited)

Note 3.  Investment Advisory Agreement and Other Related Party Transactions (Continued)

The Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2008.

The Trust, on behalf of the Fund, has adopted a distribution  plan (the "Distribution  Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  Effective October 1, 2004, the Fund ceased accruing 12b-1 fees based upon Board approval.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents). The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent. The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4.  Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2007, were as follows:

Purchases……………………………………………..………….…

$   6,192,393

Sales……………………………………………………………….….

$   1,682,531

For Federal Income Tax purposes, the cost of investments owned at March 31, 2007 is $21,985,150.  As of March 31, 2007, the gross unrealized appreciation on a tax basis totaled $4,088,499 and the gross unrealized depreciation totaled $798,683 for a net unrealized appreciation of $3,289,816.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2007 (Unaudited)

Note 5.  Capital Stock

As of March 31, 2007, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summarizing the activity and shares of the Fund:

        For the Six Months

                        For the Fiscal Year

          Ended 3/31/2007

            Ended 9/30/2006

	Shares	Value	Shares	Value
Issued	345,276	$ 6,418,478	529,036	$ 9,490,481
Reinvested	1,277	$ 23,661	3,517	$ 60,087
Redeemed	(74,760)	$(1,380,659)	(126,894)	$ (2,211,283)
Total	271,793	$ 5,061,480	405,659	$ 7,339,285

Note 6.  Distributable Earnings

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	(10,940)
Undistributed short-term capital gain	102,647
Undistributed long-term capital gain	141,816
Net Unrealized appreciation	3,289,816
$ 3,523,339

The difference between book basis and tax basis undistributed realized gains are attributable to characterization of short-term gains as ordinary income for tax purposes.

Note 7.  Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of the distributions paid during the fiscal year ended September 30, 2006 were as follows:

	Fiscal Year End Sept 30, 2006	Fiscal Year End Sept 30, 2005
Ordinary Income	---	---
Short-Term Capital Gain	$36,462.54	---
Long-Term Capital Gain	$78,447.36	$79,711.35

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2007 (Unaudited)

Note 8.  Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 9.  New Accounting Pronouncements

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Fin 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31st, 2007, the Fund doe not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

CONESTOGA SMALL CAP FUND

Trustees

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name, Address, & Year of Birth of Disinterested Trustees	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael R. Walker 1948	Trustee	Since 2002	Partner Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004; Genesis Health Ventures Chairman and CEO, 1985-2002	1	None
Nicholas J. Kovich 1956	Trustee	Since 2002	Private Investor	1	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin 1939	Trustee	Since 2002	Bransford Investment Partners, LLC CEO, since 1997	1	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken 1934	Trustee	Since 2002	Ten Haken & Associates, Inc. President and CEO, since 1992	1	None
Interested Trustees[4]
W. Christopher Maxwell 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, since 2001; Maxwell Associates LLC President & CEO, since 1997	1	None
William C. Martindale, Jr. 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001, Co-Portfolio Manager of the Fund;	1	None

Notes:

1

Each director may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

CONESTOGA SMALL CAP FUND

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Conestoga Capital Advisors website at www.conestogacapital.com.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information

We are required to advise you within 60 days from the end of the Fund's Semi Annual reporting period regarding the federal tax status of certain distributions received by shareholders during such time. The information below is provided for the Semi Annual reporting period ended March 31st, 2007

During the six months ending March 31, 2007, the Fund paid a distribution from long-term capital gains of $41,104 with a rate of $0.03763 per share and short-term capital gains of $31,164 with a rate of $.02853.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank, NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, PA 19102

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers

W. Christopher Maxwell, Chairman & CEO

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary & Chief Compliance Officer

Robert M. Mitchell, Treasurer

Mark S. Clewett, Senior Vice President

                             Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

M. Lorri McQuade, Vice President

Michelle L. Czerpak, Vice President

Gregory Getts, Assistant Treasurer

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date May 21, 2007

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date May 21, 2007

* Print the name and title of each signing officer under his or her signature.